SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 5, 2001




                             WASHINGTON MUTUAL, INC.
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             (Exact name of registrant as specified in its charter)



         Washington                1-14667                  91-1653725
     -----------------      ----------------------       -----------------
     (State or other         (Commission File No.)        (I.R.S. Employer
      jurisdiction                                       Identification No.)
      of incorporation)



                                1201 Third Avenue
                            Seattle, Washington 98101
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:      (206) 461-2000
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 Item 7.  Exhibits.
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 2.1      Amendment No. 1 to Agreement and Plan of Merger dated as of January 5,
          2001, between Washington Mutual, Inc. and Bank United Corp.



                                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           WASHINGTON MUTUAL, INC.



                                           By:      /s/ Fay L. Chapman
                                                    -------------------
                                                    Fay L. Chapman
                                                    Executive Vice President and
                                                    General Counsel



     Date:  January 16, 2001

                                  EXHIBIT INDEX



Exhibit         Description
-------         -----------

2.1 Amendment No. 1 to Agreement and Plan of Merger dated as of January 5, 2001, between Washington
                Mutual, Inc. and Bank United Corp.

                                   EXHIBIT 2.1